Ex-99.906 CERT

                                 EXHIBIT 12 (b)
                                  EX-99.906CERT
                           RULE 30a-2(b) CERTIFICATION

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Tri-Continental Corporation (the "registrant"), do hereby certify, to such officer's knowledge, that:

     (1) The semi-annual Report on Form N-CSR of the registrant for the six months ended June 30, 2005 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the registrant.

                           By:      /S/ BRIAN T. ZINO
                                    -----------------
                                    Brian T. Zino
                                    Chief Executive Officer

                           Date:    September 7, 2005

                           By:      /S/ LAWRENCE P. VOGEL
                                    ---------------------
                                    Lawrence P. Vogel
                                    Chief Financial Officer

                           Date:    September 7, 2005